LEGG MASON INCOME TRUST, INC.
                   Legg Mason Limited Duration Bond Portfolio
                  Legg Mason Investment Grade Income Portfolio
                         Legg Mason High Yield Portfolio
                            Legg Mason Core Bond Fund
                Legg Mason U.S. Government Money Market Portfolio


                   Supplement to the Primary Class Prospectus
                                dated May 1, 2005


The second sentence of the fifth paragraph of the section entitled "Distribution Plan" on Page 22 of the prospectus is replaced in its entirety with the following:


         Legg Mason pays these brokers up to 100% of the distribution and service fee that it receives from a fund for those sales and for services to the investors who hold the shares.





                    This supplement is dated August 1, 2005.

  You should retain this supplement with your prospectus for future reference.